SCHEDULE 14A
                                 (Rule 14a-101)

                     INFORMATION REQUIRED IN PROXY STATEMENT

                            SCHEDULE 14A INFORMATION

                    Proxy Statement Pursuant to Section 14(a)
                     of the Securities Exchange Act of 1934

Filed by the Registrant |X|
Filed by a Party other than the Registrant  |_|
Check the appropriate box:

     |_|  Preliminary Proxy Statement       |_| Confidential, for Use of the
                                                Commission Only (as permitted by
     |X|  Definitive Proxy Statement            Rule 14a-6(e)(2))

     |_|  Definitive Additional Materials

     |_|  Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12


                           Million Dollar Saloon, Inc.
- --------------------------------------------------------------------------------
                (Name of Registrant as Specified in Its Charter)
- --------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

Payment of Filing Fee (Check the appropriate box):

     |X|  No fee required.

     |_| Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

      (1)  Title of each class of securities to which transaction applies:
- --------------------------------------------------------------------------------

      (2) Aggregate number of securities to which transaction applies:
- --------------------------------------------------------------------------------

      (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
- --------------------------------------------------------------------------------

      (4) Proposed maximum aggregate value of transaction:
- --------------------------------------------------------------------------------

      (5) Total fee paid:
- --------------------------------------------------------------------------------

    |_|  Fee paid previously with preliminary materials.

    |_| Check box if any part of the fee is offset as  provided by Exchange
Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

     (1)  Amount Previously Paid:
- --------------------------------------------------------------------------------

     (2)  Form, Schedule or Registration Statement No.:
- --------------------------------------------------------------------------------

     (3)  Filing Party:
- --------------------------------------------------------------------------------

     (4)  Date Filed:
- --------------------------------------------------------------------------------

                           MILLION DOLLAR SALOON, INC.
                             6848 Greenville Avenue
                               Dallas, Texas 75231
                                 (214) 691-6757


                                September 8, 1997



Dear Stockholder:


         You are cordially invited to attend the Annual Meeting of Stockholders of Million Dollar Saloon, Inc. (the "Company") to be held at 1:30 p.m., Central Daylight Time, on Friday, October 10, 1997, at the Bourbon Orleans Hotel, Acadian Suite, 717 Orleans Street, New Orleans, Louisiana 70116.

         This year you will be asked to consider two proposals concerning the election of directors and the ratification of the appointment of the Company's independent public accountants. These matters are explained more fully in the attached proxy statement, which you are encouraged to read.

         The Board of Directors recommends that you approve the proposals and urges you to return your signed proxy card at your earliest convenience, whether or not you plan to attend the annual meeting.

         Thank you for your cooperation.

                                                     Sincerely,


                                                     /s/ Bjorn Heyerdahl
                                                     -------------------
                                                     Bjorn Heyerdahl
                                                     Chief Executive Officer

September 8, 1997



                           MILLION DOLLAR SALOON, INC.
                             6848 Greenville Avenue
                               Dallas, Texas 75231


      NOTICE OF ANNUAL MEETING OF STOCKHOLDERS TO BE HELD OCTOBER 10, 1997

         Notice is hereby given that the Annual Meeting of the Stockholders of Million Dollar Saloon, Inc., a Nevada corporation (the "Company"), will be held on October 10, 1997, at 1:30 p.m., Central Daylight Time, at the Bourbon Orleans Hotel, Acadian Suite, 717 Orleans Street, New Orleans, Louisiana 70116, for the following purposes:

                  (1) To elect five (5) directors of the Company to hold office until the next Annual Meeting of Stockholders or until their respective successors are duly elected and qualified;

                  (2)      To  ratify  the   appointment  of  S.W.   Hatfield  +
                           Associates as independent public accountants for the Company; and

                  (3) To transact such other business as may properly come before the meeting or any adjournment thereof.


         The holders of record of Common Stock of the Company at the close of business on September 1, 1997, will be entitled to vote at the meeting.



                                             BY ORDER OF THE BOARD OF DIRECTORS



                                             /s/ Dewanna Ross
                                             ----------------
                                             Dewanna Ross
                                             Secretary

                           MILLION DOLLAR SALOON, INC.
                             6848 Greenville Avenue
                               Dallas, Texas 75231

                            -------------------------

                                 PROXY STATEMENT
                                       for
                         ANNUAL MEETING OF STOCKHOLDERS
                           TO BE HELD OCTOBER 10, 1997
                           --------------------------


                    SOLICITATION AND REVOCABILITY OF PROXIES

         A Proxy in the accompanying form is being solicited by the Board of Directors of Million Dollar Saloon, Inc. (the "Company") for use at the Company's Annual Meeting of Stockholders to be held at the Bourbon Orleans Hotel, Acadian Suite, 717 Orleans Street, New Orleans, Louisiana 70116, 1:30 p.m. Central Daylight time, on October 10, 1997, and at any adjournment thereof. The Company will bear the cost of such solicitation. Proxies, together with copies of this Proxy Statement, are being mailed to stockholders of the Company on or about September 8, 1997.

         Execution and return of the enclosed Proxy will not in any way affect a stockholder's right to attend the meeting and to vote in person, and any stockholder giving a Proxy has the power to revoke it at any time before it is voted by filing with the Secretary of the Company a written revocation or duly executed Proxy bearing a later date. A Proxy, when executed and not revoked, will be voted in accordance with the instructions thereon. In the absence of specific instructions, Proxies will be voted by the individuals named in the Proxy "FOR" the election as directors of those five nominees named in the Proxy Statement, "FOR" the proposal to ratify the appointment of S. W. Hatfield + Associates as independent public accountants for the Company, and in accordance with their best judgment on all other matters that may properly come before the meeting.

                          VOTING SECURITIES AND QUORUM

         Stockholders of record at the close of business on September 1, 1997 (the "Record Date"), will be entitled to notice of and to vote at the Annual Meeting. On the Record Date, the Company had issued and outstanding 5,013,833 shares of $0.01 par value Common Stock (the "Common Stock"). The presence, in person or by Proxy, of the holders of a majority of the issued and outstanding shares of Common Stock is necessary to constitute a quorum at the Annual Meeting. Each holder of Common Stock will be entitled to one vote per share held. Neither the Articles of Incorporation, as amended, nor the Bylaws of the Company provide for cumulative voting rights.

         The favorable vote of the holders of a majority of the shares of Common Stock present in person or by Proxy at the meeting is required for the approval of matters presented to the meeting, except that in the election of directors, the five individuals receiving the greatest number of votes shall be deemed elected even though not receiving a majority.

                       MATTERS TO COME BEFORE THE MEETING

Proposal 1:   Election of Directors

     At the meeting, five directors constituting the entire Board of Directors are to be elected. All directors of the Company hold office until the next annual meeting of stockholders or until their respective successors are duly elected and qualified or their earlier resignation or removal.

     It is the intention of the persons named in the proxies for the holders of Common Stock to vote the proxies for the election of the nominees named below, unless otherwise specified in any particular proxy. The management of the Company does not contemplate that any of the nominees will become unavailable for any reason, but if that should occur before the meeting, proxies will be voted for another nominee, or other nominees, to be selected by the Board of Directors. In accordance with the Company's bylaws and Nevada law, a stockholder entitled to vote for the election of directors may withhold authority to vote for certain nominees for directors or may withhold authority to vote for all nominees for directors. The director nominees receiving a plurality of the votes of the holders of shares of Common Stock, present in person or by proxy at the meeting and entitled to vote on the election of directors will be elected directors. Abstentions and broker non-votes (i.e., shares held in street name for which the record holder does not have discretionary authority to vote under the rules of the New York Stock Exchange) will not be treated as a vote for or against any particular director nominee and will not affect the outcome of the election.

     The persons listed below have been nominated for election to fill the five director positions to be elected by the holders of the Common Stock.

      Nominee         Age        Position with the Company        Director Since
      -------         ---        -------------------------        --------------
Nina J. Furrh          60   Chairman of the Board and President        1995
Bjorn Heyerdahl        56   Chief Executive Officer and Director       1995
Dewanna Ross           41   Corporate Secretary and Director           1995
Ronald W. Johnston     44   Chief Financial Officer and Director       1995
Sharon Furrh           49   Director                                   1995


Information Regarding Nominees and Directors

Background of Nominees for Director

     Nina J Furrh has served as President of the Furrh family business interests since 1989. Mrs. Furrh became involved in the daily operations of The Million Dollar Saloon in September 1992.

     Bjorn Heyerdahl has served as the Business Consultant and Financial Advisor to the Furrh Family and Estate of Donald G. Furrh for the past five years. Mr. Heyerdahl positioned the Company to become a publicly-traded entity in 1995. Mr. Heyerdahl's prior history is that of chief executive officer and/or director of numerous corporations around the world in endeavors as diversified as retail chain stores, coal/diamond mining, car rental, safari ranches, plantations, and film production.

     Dewanna Ross has served as administrative manager for the Furrh family of companies since 1976. Ms. Ross was responsible for the development of the corporate procedures, including the hiring and training of corporate staff. Ms. Ross has also served as an officer and operator of a private club and as an officer of other businesses.

     Ronald W. Johnston, CPA, has served as a consultant to the Company since September 1992. Mr. Johnston has been a certified public accountant in private practice and a principal of his own firm since 1990. Mr. Johnston's current firm serves a wide range of business and individual clients. Mr. Johnston currently serves as a director of Crash Rescue Equipment Services, Inc., Dallas, Texas.

     Sharon Furrh has been involved as a design consultant for The Million Dollar Saloon, in both its original construction and in subsequent remodeling. Additionally, Sharon Furrh has been responsible for advertising, promotions, and public relations for The Million Dollar Saloon.

Board of Directors and Meeting Attendance

     During the fiscal year ended December 31, 1996, the Board of Directors held six meetings at which a majority of the directors were present. The Board of Directors has not established any committees as of the date of this proxy statement.

Fees

     The Company currently pays a director fee for attending scheduled and special meetings of the Board of Directors. The Company also pays expenses of all of its directors in attending meetings.

                          SECURITY OWNERSHIP OF CERTAIN
                        BENEFICIAL OWNERS AND MANAGEMENT

     The following table sets forth certain information as of August 29, 1997, with respect to the beneficial ownership of shares of Common Stock by (i) each person who owns beneficially more than 5% of the outstanding shares of Common Stock, (ii) each director of the Company, (iii) each executive officer of the Company, and (iv) all executive officers and directors of the Company as a group.
                                                           Percentage of
         Name(1)              Number of Shares(2)   Common Stock Owned Estate of
         ------               ----------------      ---------------------------
Donald G. Furrh                180,776                           3.6%
Dona G. Furrh                  582,476                          11.6%
Joshua  Barrett Furrh          521,474                          10.4%
Nina J. Furrh                1,883,297                          37.6%
Bjorn  Heyerdahl               500,001                          10.0%
Dewanna Ross                     4,000                           *
Ronald W.  Johnston                750                           *
Officers and Directors as
 a group(4 persons)            235,548                          47.0%
                            ----------                        ------
     Total                   3,672,774                          73.2%
                            ==========                        ======
- --------------
*Less than 1%.
(1) The mailing address for each of the afore-referenced is care of the Company 6848 Greenville Avenue, Dallas, Texas 75231.
(2) Unless otherwise indicated, the persons listed have sole voting and investment powers with respect to all such shares.

                       EXECUTIVE OFFICERS AND COMPENSATION

     The following section sets forth the names and background of the Company's executive officers

Background of Executive Officers

             Name                         Offices Held               Age
             ----                         ------------               ---
Nina J. Furrh               Chairman of the Board and President       60
Bjorn Heyerdahl             Chief Executive Officer                   56
Dewanna Ross                Corporate Secretary                       41
Ronald W. Johnston          Chief Financial Officer                   44


     For further information regarding Ms. Furrh's background, see "Background of Nominees for Director."

     For  further  information   regarding  Mr.  Heyerdahl's   background,   see
"Background of Nominees for Director."

     For further information regarding Ms. Ross' background, see "Background of Nominees for Director."

     For  further   information   regarding  Mr.  Johnston's   background,   see
"Background of Nominees for Director."

     All officers of the Company hold office until the regular meeting of directors following the annual meeting of stockholders or until their respective successors are duly elected and qualified or their earlier resignation or removal.

Summary of Compensation

         The following Summary Compensation Table sets forth, for the years indicated, all cash compensation paid, distributed or accrued for services, including salary and bonus amounts, rendered in all capacities for the Company to its President and Chief Executive Officer. No other executive officer of the Company received remuneration in excess of $100,000 during the referenced periods. All other compensation related tables have been omitted as there has been no applicable compensation awarded to, earned by or paid to any of the Company's executive officers in any fiscal year to be covered by such tables.

                                            Summary Compensation Table

                                              Annual Compensation         Long-Term Compensation
                                              -------------------
                                                                                  Awards              Payouts
                                                                                  ------              -------

                                                           Other        Restricted    Securities                      All
                                           Salary/        Annual          Stock       Underlying        LTIP         Other
Name/Title                      Year        Bonus      Compensation       Awards     Options/SARs     Payouts    Compensation
- ----------                      ----       -------     ------------       ------     ------------     -------    ------------
Nina Furrh, President           1996        $ -0-           NA              NA            NA             NA           2,150(1)
                                1995      $ 61,200          NA              NA            NA             NA          58,500(1)
                                1994      $ 66,000          NA              NA            NA             NA          14,850(1)
Bjorn Heyerdahl, Chief          1996      $ 32,000          NA              NA            NA             NA           8,888(2)
   Executive Officer            1995      $ 44,000          NA              NA            NA             NA                 NA
                                1994      $ 36,000          NA              NA            NA             NA                 NA

- ---------------
(1)  Represents distributions from the Furrh Limited Partnership.
(2) Represents payment of an auto lease by the Company for the benefit of Mr. Heyerdahl.


Proposal 2:   Ratify the Appointment of Independent Public Accountants

     The Board of Directors of the Company has appointed S. W. Hatfield + Associates, independent public accountants, to serve as independent auditors of the Company and to audit its consolidated financial statements for fiscal year 1997, subject to approval by stockholders at the Annual Meeting. To the knowledge of management of the Company, neither such firm nor any of its members has any direct or materially indirect financial interest in the Company, nor any connection with the Company in any capacity otherwise than as independent public accountants.

     Although stockholder ratification and approval of this appointment is not required by law or otherwise, in keeping with the Company's policy that its stockholders should be entitled to a voice in this regard and as a matter of good corporate practice, the Board of Directors is seeking ratification of this appointment. If the appointment is not ratified, the Board of Directors must then determine whether to appoint other auditors prior to the end of the current fiscal year, and in such case, the opinions of stockholders will be taken into consideration.

     The following resolution concerning the appointment of independent auditors will be offered at the Annual Meeting:

     RESOLVED,  that the appointment by the Board of Directors of the Company of
S. W. Hatfield + Associates to audit the consolidated financial statements and related books, records, and accounts of the Company and its subsidiaries for fiscal year 1997 is hereby ratified.

     S. W. Hatfield + Associates expects to have a representative present at the Annual Meeting who will have the opportunity to make a statement and who will be available to respond to appropriate questions.

     The enclosed Proxy will be voted as specified, but if no specification is made, it will be voted in favor of the adoption of the resolution of ratification.

             SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

     Section 16(a) of the Securities Exchange Act of 1934, as amended ("Section 16(a)"), requires the Company's officers, directors and persons who own more than 10% of a registered class of the Company's equity securities to file statements on Form 3, Form 4 and Form 5 of ownership and changes in ownership with the Securities and Exchange Commission. Officers, directors and greater than 10% stockholders are required by the regulation to furnish the Company with copies of all Section 16(a) reports which they file.

     Based solely on a review of reports on Form 3 and 4 and amendments thereto furnished to the Company during its most recent fiscal year and written representations from reporting persons that no report on Form 5 was required, the Company believes that no person who, at any time during 1996, was subject to the reporting requirements of Section 16(a) with respect to the Company failed to meet such requirements on a timely basis.

                        PROPOSALS FOR NEXT ANNUAL MEETING

     Any proposals of stockholders intended to be presented at the annual meeting of stockholders of the Company to be held in 1998 must be received by the Company at its principal executive offices, 6848 Greenville Avenue, Dallas, Texas 75231, no later than May 8, 1998, in order to be included in the proxy statement and form of proxy relating to that meeting.

                                  OTHER MATTERS

     The management of the Company knows of no other matters that may come before the meeting. However, if any matters other than those referred to above should properly come before the meeting, it is the intention of the persons named in the enclosed proxy to vote such proxy in accordance with their best judgment.

     The cost of solicitation of proxies in the accompanying form will be paid by the Company. in addition to solicitation by use of the mails, certain directors, officers or employees of the Company may solicit the return of proxies by telephone, telegram or personal interview.

- --------------------------------------------------------------------------------


                                   FORM 10-KSB

         The Company will furnish without charge to each person whose Proxy is being solicited, upon request of any such person, a copy of the Annual Report of the Company on Form 10-KSB for the fiscal year ended December 31, 1996, as filed with the Securities and Exchange Commission, including the financial statements. Such report was filed with the Securities and Exchange Commission on March 27, 1997. Requests for copies of such report should be directed to Ms. Nina Furrh, Million Dollar Saloon, Inc., 6848 Greenville Avenue, Dallas, Texas 75231.

         The Company's Annual Report to Stockholders for the fiscal year ended December 31, 1996 includes a copy of its Annual Report on Form 10-KSB, including the financial statements, as filed with the Securities and Exchange Commission.

- --------------------------------------------------------------------------------

                           MILLION DOLLAR SALOON, INC.

               Proxy Solicited on Behalf of the Board of Directors
                     for the Annual Meeting of Stockholders
                                October 10, 1997


     The undersigned hereby constitutes and appoints Nina Furrh and Bjorn Heyerdahl (acting unanimously, or if only one be present, by that one alone), and each of them, with full power of substitution and revocation, as the true and lawful attorney and proxy of the undersigned, to attend the Annual Meeting of Stockholders of Million Dollar Saloon, Inc. (the "Company"), to be held at the Bourbon Orleans Hotel, Acadian Suite, 717 Orleans Street, New Orleans, Louisiana 70116, at 1:30 p.m. Central Daylight time, on October 10, 1997, and any adjournments thereof, and to vote the shares of Common Stock of the Company standing in the name of the undersigned with all powers the undersigned would possess if personally present at the meeting.

(1) Election of five (5) Directors to serve until the Annual Meeting of Stockholders in 1998.

FOR ___________________       WITHHOLD_________________    Names of Nominees:
All nominees named (except    AUTHORITY to vote for all    Nina Furrh
as marked to the contrary).   nominees named.              Bjorn Heyerdahl
                                                           Dwanna Ross
                                                           Ronald W. Johnston
                                                           Sharon Furrh
                                                           (Instruction:  To
                                                           withhold authority
                                                           to vote for any
                                                           individual nominee,
                                                           write the nominee's
                                                           name on the following
                                                           line.)

                                                           _____________________






(2) Ratification of Appointment of S. W. Hatfield + Associates as Independent Public Accountants of the Company.

             FOR _____                 AGAINST _____              ABSTAIN _____

(3) In their discretion to vote upon such other business as may properly come before the meeting.

             FOR _____                 AGAINST _____              ABSTAIN _____

                  (Continued, and to be signed, on other side)

                                                     (Continued from other side)

     If no specific direction is given, this proxy will be voted FOR the election of directors, FOR ratification of the appointment of S. W. Hatfield + Associates as independent public accountants, and in accordance with their best judgment on all other matters that may properly come before the meeting.

     Please sign exactly as name appears below. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by president or other authorized officer. If a partnership, please sign in partnership name by authorized person.

                    DATED: ________________________, 1997



                    ______________________________________________
                    (Print Full Name of Stockholder)


                    ______________________________________________
                    (Signature of Stockholder)


                    ______________________________________________
                    (Insert Title of Above Signatory if Stockholder is not an Individual)

                    No postage is required if returned in the enclosed envelope and mailed in the United States. Stockholders who are present at the meeting may withdraw their Proxy and vote in person if they so desire.

         PLEASE SIGN AS YOUR NAME APPEARS HEREON, DATE AND RETURN PROXY.